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Exhibit 10.38   Amended Bonus Agreement for Michael G. Puls



                             AMENDMENT TO BONUS AGREEMENT

                                   MICHAEL G. PULS


Executive and Company agree to amend the Bonus Agreement dated December 20, 1996, as follows:

1. Paragraph 1 - the amount of the one-time bonus is changed from $150,000 $200,000.



                             INNOSERV TECHNOLOGIES, INC.

Dated: March 28, 1997             By: /s/ Dudley A. Rauch
                                     ---------------------------------
                                  Name:  Dudley A. Rauch
                                  Its: Chairman


                                  EXECUTIVE:

Dated: March 28, 1997             /s/ Michael G. Puls
                                  ------------------------------------
                                  Printed Name: Michael G. Puls